SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA INVESTMENT TRUST (except Total Return Strategy Fund)

In connection with the Annual Report on Form N-CSR (Report) of the above-named issuer for the Fund listed above for the period ended May 31, 2006, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date: JULY 31, 2006                              /S/ CHRISTOPHER W. CLAUS
      -------------                              -------------------------
                                                  Christopher W. Claus
                                                  President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA INVESTMENT TRUST (except Total Return Strategy Fund)

In connection with the Annual Report on Form N-CSR (Report) of the above-named issuer for the Fund listed above for the period ended May 31, 2006, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  JULY 31, 2006                                      /S/ DEBRA K. DUNN
       -------------                                      -----------------
                                                            Debra K. Dunn
                                                            Treasurer